Related Party Balances and Transactions	12 Months Ended
Dec. 31, 2021
Related Party Balances and Transactions
Related Party Balances and Transactions
Note 17: Related party balances and transactions

All transactions with related parties have occurred in the normal course of operations. All amounts are unsecured, non-interest bearing, and have no specific terms of settlement, unless otherwise noted.

(a) Related parties

Universal Mineral Services Ltd. (“UMS”) is a private company with one director in common. On December 31, 2021, Mr. Ivan Bebek resigned as a director of UMS, with Mr. Steven Cook assuming sole directorship of UMS. UMS provides geological, financial, and transactional advisory services as well as administrative services to the Company on an ongoing, cost recovery basis. Having these services available through UMS, on an as needed basis, allows the Company to maintain a more efficient and cost-effective corporate overhead structure by hiring fewer full-time employees and engaging outside professional advisory firms less frequently. The agreement has an indefinite term and can be terminated by either party upon providing due notice.

	Years ended December 31
	2021	2020
Universal Mineral Services Ltd.
Exploration and evaluation costs:
Quebec	$151	$157
Nunavut	44	200
British Columbia	20	106
Peru	-	152
Fees, salaries and other employee benefits	116	284
Legal and professional fees	34	12
Marketing and investor relations	15	141
Office and administration	219	460
Project investigation costs	-	170
Total transactions for the year	$599	$1,682

The outstanding balance owing at December 31, 2021, was $142 (December 31, 2020 – $109) which is included in accounts payable. In addition, the Company had $150 on deposit with UMS as at December 31, 2021 (December 31, 2020 – $150) and $56 in current prepaids (2020 – nil) representing certain geological software licenses purchased on behalf of the Company by UMS, and which are amortized over twelve months.

During the year ended December 31, 2021, the Company sold certain IT equipment to UMS for total proceeds of $30. The proceeds have been credited against the services provided by UMS in the year.

On July 1, 2021, UMS commenced an office lease with a term of ten years, for which certain rent expenses will be payable by the Company. As at December 31, 2021, the Company expects to incur approximately $565 in respect of its share of future rental expense.

(b) Key management personnel

Pursuant to the acquisition of Eastmain and the creation of Fury Gold in October 2020, key management personnel were redefined by the Company to include Fury Gold’s board of directors and certain executive officers of the company, including the Chief Executive Officer and Chief Financial Officer. The remuneration of the Company’s directors and other key management personnel was as follows:

	Years ended December 31
	2021	2020
Short-term benefits provided to executives (a)(b)	$982	$1,985
Directors’ fees paid to non-executive directors	204	313
Share-based payments (b)	1,206	1,998
Total (c)	$2,392	$4,296

(a)	Short-term employee benefits include salaries, bonuses payable within twelve months of the date of the consolidated statements of financial position, and other annual employee benefits.
(b)

As a result of the acquisition of Eastmain and the formation of a new board of directors and management team, certain former key management personnel of the Company were provided with transition contracts to support the formation of Fury Gold until April 2021. For the year ended December 31, 2021, $96 of short-term benefits (December 31, 2020 – $79), and $54 of share-based payment expense (December 31, 2020 – $283) were recognized in the consolidated statements of loss and comprehensive loss in respect of these transition arrangements.

(c)	The renumeration for key management personnel is the combined total for both continuing operations and the discontinued operation of the Peru properties transferred to the Spincos (note 6).